Exhibit 10.4

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT dated as of March 12, 2025 among:

Cleco Power LLC, a Louisiana limited liability company (in its individual capacity, the “Company”),

Cleco Securitization I LLC, a Louisiana limited liability company (the “Storm Recovery Bond Issuer”),

The Bank of New York Mellon Trust Company, National Association, in its capacity as storm recovery bond trustee under the Indenture dated as of June 22, 2022 (the “Storm Recovery Bond Trustee”), among the Storm Recovery Bond Issuer and the Storm Recovery Bond Trustee,

Cleco Power LLC, a Louisiana limited liability company as the initial servicer of the Storm Recovery Property referred to below (including any successor in such capacity, the “Storm Recovery Charge Servicer”),

Cleco Securitization II LLC, a Louisiana limited liability company (the “Energy Transition Bond Issuer”),

The Bank of New York Mellon Trust Company, National Association, in its capacity as energy transition bond trustee under the Indenture dated as of the date hereof (the “Energy Transition Bond Trustee”), among the Energy Transition Bond Issuer and the Energy Transition Bond Trustee,

Cleco Power LLC, a Louisiana limited liability company, in its capacity as the initial servicer of the Energy Transition Property referred to below (including any successor in such capacity, the “Energy Transition Charge Servicer”),

Cleco Power LLC, a Louisiana limited liability company, in its capacity as collection agent for the benefit of the Storm Recovery Charge Servicer and the Energy Transition Charge Servicer (the “Utility”),

WHEREAS, pursuant to the terms of the Storm Recovery Property Sale Agreement dated as of June 22, 2022, between the Storm Recovery Bond Issuer and the Company in its capacity as Seller (as it may hereafter from time to time be amended, restated or modified, the “Storm Recovery Sale Agreement” ), the Company has sold to the Storm Recovery Bond Issuer certain assets known as “Storm Recovery Property” which includes rights to the “Storm Recovery Charges” (hereinafter, the “Storm Recovery Property” and the “Storm Recovery Charges”); and

WHEREAS, pursuant to the terms of the Indenture dated as of June 22, 2022, among the Storm Recovery Bond Issuer, the Storm Recovery Bond Trustee, and The Bank of New York Mellon Trust Company, National Association, in its capacity as Securities Intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Storm Recovery Indenture”), the Storm Recovery Bond Issuer, among other things, has granted to the Storm Recovery Bond Trustee a security interest in certain of its assets, including the Storm Recovery Property, to secure the Storm Recovery Bonds issued pursuant to the Storm Recovery Indenture (the “Storm Recovery Bonds”); and

WHEREAS, pursuant to the terms of the Storm Recovery Servicing Agreement dated as of June 22, 2022, between the Storm Recovery Bond Issuer and the Storm Recovery Charge Servicer (as it may hereafter from time to time be amended, restated or modified, the “Storm Recovery Servicing Agreement”), the Storm Recovery Charge Servicer has agreed to provide for the benefit of the Storm Recovery Bond Issuer servicing functions with respect to the Storm Recovery Property and the Storm Recovery Charges; and

WHEREAS, pursuant to the terms of the Energy Transition Property Sale Agreement dated as of date hereof, between the Energy Transition Bond Issuer and the Company in its capacity as Seller (as it may hereafter from time to time be amended, restated or modified, the “Energy Transition Sale Agreement”), the Company has sold to the Energy Transition Bond Issuer certain assets known as “Energy Transition Property” which includes the “Energy Transition Charges” (hereinafter, the “Energy Transition Property” and the “Energy Transition Charges”); and

WHEREAS, pursuant to the terms of the Indenture dated as of date hereof, among the Energy Transition Bond Issuer, the Energy Transition Bond Trustee, and The Bank of New York Mellon Trust Company, National Association in its capacity as Securities Intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Energy Transition Indenture”, and together with the Storm Recovery Indenture, the “Indentures”), the Energy Transition Bond Issuer, among other things, has granted to the Energy Transition Bond Trustee a security interest in certain of its assets, including the Energy Transition Property, to secure the Energy Transition Bonds issued pursuant to the Energy Transition Indenture (the “Energy Transition Bonds”); and

WHEREAS, pursuant to the terms of the Energy Transition Servicing Agreement dated as of the date hereof, between the Energy Transition Bond Issuer and the Energy Transition Charge Servicer (as it may hereafter from time to time be amended, restated or modified, the “Energy Transition Servicing Agreement”), the Energy Transition Charge Servicer has agreed to provide for the benefit of the Energy Transition Bond Issuer servicing functions with respect to the Energy Transition Property and the Energy Transition Charges; and

WHEREAS, the parties hereto wish to agree upon their respective rights relating to such collections and any bank accounts into which the same may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the Storm Recovery Sale Agreement, the Storm Recovery Indenture, the Storm Recovery Servicing Agreement, the Energy Transition Sale Agreement, the Energy Transition Indenture and the Energy Transition Servicing Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1.  Acknowledgment of Ownership Interests and Security Interests.  The Storm Recovery Bond Trustee, the Storm Recovery Bond Issuer, and the Storm Recovery Charge Servicer each hereby acknowledge the ownership interest of the Energy Transition Bond Issuer in the Energy Transition Property, including the Energy Transition Charges and the revenues, collections, claims, rights, payments, monies and proceeds arising therefrom, and the security interests in favor of the Energy Transition Bond Trustee for the benefit of itself and the Holders of the Energy Transition Bonds (as defined in the Energy Transition Indenture) in the Energy Transition Property.

The Energy Transition Bond Trustee, the Energy Transition Bond Issuer, and the Energy Transition Charge Servicer each hereby acknowledge the ownership interest of the Storm Recovery Bond Issuer in the Storm Recovery Property, including the Storm Recovery Charges and the revenues, collections, claims, rights, payments, monies and proceeds arising therefrom, and the security interests in favor of the Storm Recovery Bond Trustee for the benefit of itself and the Holders of the Storm Recovery Bonds (as defined in the Storm Recovery Indenture) in the Storm Recovery Property.

SECTION 2. Deposit Accounts.  The Storm Recovery Bond Issuer, the Storm Recovery Bond Trustee, the Storm Recovery Charge Servicer, the Energy Transition Bond Issuer, the Energy Transition Bond Trustee, and the Energy Transition Charge Servicer each acknowledge that collections with respect to the Storm Recovery Property and the Energy Transition Property may from time to time be deposited into one or more designated accounts of the Utility (the “Deposit Accounts”).  Subject to Section 4 below, the Utility agrees to:

(i) maintain the Deposit Accounts for the benefit of the Storm Recovery Charge Servicer, the Storm Recovery Bond Trustee, the Storm Recovery Bond Issuer, the Energy Transition Charge Servicer, the Energy Transition Bond Trustee, and the Energy Transition Bond Issuer, as their respective interests may appear;

(ii) allocate and remit funds from the Deposit Accounts: (a) at the times specified in the respective Indentures and Servicing Agreements to the Storm Recovery Bond Trustee in the case of collections relating to the Storm Recovery Property and to the Energy Transition Bond Trustee in the case of collections relating to the Energy Transition Property; provided that: to the extent the amount remitted by a customer is insufficient to satisfy any bill in respect of the Storm Recovery Charges and the Energy Transition Charges, the amount paid by the customer will be applied to all charges on the bill, including without limitation electric service charges, all energy transition charges (under the Financing Order (as defined in the Energy Transition Indenture) or future orders of the Louisiana Public Service Commission (the “LPSC”)), all storm recovery charges (under existing or future LPSC orders), and all similar securitization charges under future LPSC orders, based, as to a bill with charges covering more than one month, on the chronological order of billing, and, as to those charges with the same billing date, pro-rata. In addition, such partial collections representing energy transition charges, including the Energy Transition Charges, storm recovery charges, including the Storm Recovery Charges, and any other similar securitization charges shall be allocated among all such securitization bonds pro-rata based upon the amounts billed with respect to each issuance of securitization bonds, provided that late fees and charges may be allocated to the Storm Recovery Charge Servicer and the Energy Transition Charge Servicer as provided in the applicable tariff; and

(iii) maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom and the allocation as provided in clause (ii) above.

Each of the Storm Recovery Bond Trustee, the Storm Recovery Bond Issuer, the Energy Transition Bond Trustee, and the Energy Transition Bond Issuer shall have the right to require an accounting from time to time of collections, allocations and remittances by the Utility relating to the Deposit Accounts.

Each of the parties hereto acknowledges the respective security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement.

SECTION 3.  Time or Order of Attachment.  The acknowledgments contained in Sections 1 and 2 of this Agreement are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages or filings under the respective applicable Securitization Act (as defined in the applicable Indenture) and LSPC Regulations (as defined in the applicable Servicing Agreement).

SECTION 4.  Servicing.  (a)(i)   Pursuant to Section 2 above, the Company, in its role as Storm Recovery Charge Servicer and Energy Transition Charge Servicer, shall allocate and remit funds received from customers for the Storm Recovery Bonds and the Energy Transition Bonds, respectively, and shall control the movement of such funds out of the Deposit Accounts (such allocation, remittance and deposits hereafter called the “Allocation Services”).  The same entity must always act as servicer in the performance of the Allocation Services as to all of the Storm Recovery Bonds and all of the Energy Transition Bonds.  In the event that the Storm Recovery Bond Trustee and the Energy Transition Bond Trustee is entitled to and desires to exercise its right to replace the Company as Storm Recovery Charge Servicer or Energy Transition Charge Servicer, respectively, in its role as the provider of the Allocation Services, the party desiring to exercise such right shall promptly give written notice to the other (the “Servicer Notice”) and consult with the other with respect to the Person who would replace the Company in such capacities.  Any successor in such capacities shall be agreed to by the Storm Recovery Bond Trustee and the Energy Transition Bond Trustee, within ten Business Days of the date of the Servicer Notice, and such successor shall be subject to satisfaction of the Rating Agency Condition (as defined below).  “Business Day” means any day other than a Saturday, Sunday, or any holiday for national banks or any New York banking corporation in New York, New York or New Orleans, Louisiana.  The Person named as replacement Storm Recovery Charge Servicer or Energy Transition Charge Servicer (as the case may be) in accordance with this Section 4 is referred to herein as the “Replacement Servicer”.

(ii)          In the event that the Storm Recovery Bond Trustee or the Energy Transition Bond Trustee is entitled to and desires to exercise its rights to redirect collections relating to the Storm Recovery Property or the Energy Transition Property (as the case may be), any redirection of funds shall be either to (A) the Replacement Servicer or (B) if there is no Replacement Servicer, to the Designated Account with the Designated Account Holder chosen in accordance with the provisions set forth below, on or before the tenth Business Day occurring from and after the date of the Servicer Notice. The “Designated Account” shall be an “Eligible Securities Account” (as defined in the applicable Indenture) and shall be held for the benefit of the Storm Recovery Bond Trustee, and the Energy Transition Bond Trustee, as their interests may appear.  The “Designated Account Holder” shall be a financial institution jointly selected by the Storm Recovery Bond Trustee and the Energy Transition Bond Trustee, subject to satisfaction of the Rating Agency Condition, to hold and allocate amounts in the Designated Account for the benefit of the Storm Recovery Bond Trustee and the Energy Transition Bond Trustee as their interests may appear as provided in paragraph (b) below.  In the event that the Storm Recovery Bond Trustee and the Energy Transition Bond Trustee are unable to agree upon a Designated Account Holder on or before the tenth Business Day occurring from and after the date of the Servicer Notice, a Designated Account Holder shall be promptly selected by the independent registered public accounting firm engaged by the Utility at such time, subject to the satisfaction of the Rating Agency Condition.

(b)          Upon exercise by the Storm Recovery Bond Trustee or the Energy Transition Bond Trustee of its rights to redirect collections relating to the Storm Recovery Property or the Energy Transition Property, and in the absence of a Replacement Servicer, the parties agree that all collections relating to the Storm Recovery Property and the Energy Transition Property shall be deposited into the Designated Account and that the Designated Account Holder shall be instructed by the Utility to (i) allocate and remit funds from such Designated Account, in amounts calculated by the Utility, with such calculations provided to the Designated Account Holder on a daily basis to the persons entitled thereto, being the Storm Recovery Bond Trustee in the case of all collections relating to the Storm Recovery Property and the Energy Transition Bond Trustee in the case of all collections relating to the Energy Transition Property; and (ii) maintain records as to the amounts deposited into such account, the amounts remitted therefrom and the allocation as provided in clause (i).  The fees and expenses of the Designated Account Holder shall be payable from amounts deposited into the Designated Account on a pro rata basis as between collections relating to the Storm Recovery Property and the Energy Transition Property; provided that that portion of those fees and expenses allocable to collections relating to the Storm Recovery Property and the Energy Transition Property shall be payable by the Storm Recovery Charge Servicer and the Energy Transition Charge Servicer, respectively, from the servicer fees (“Servicer Fees”) provided for in the Storm Recovery Servicing Agreement and the Energy Transition Servicing Agreement, such payments to be made on the Payment Dates (as defined in the applicable Indenture) related to such Servicer Fees.  The Storm Recovery Bond Trustee, the Storm Recovery Bond Issuer, the Energy Transition Bond Trustee, and the Energy Transition Bond Issuer shall each have the right to require an accounting from time to time of collections, allocations and remittances by the Designated Account Holder.

(c)          If a Replacement Servicer cannot be appointed in accordance with Section 4(a)(i) above, then either of the Storm Recovery Bond Trustee or the Energy Transition Bond Trustee may exercise its rights under Section 4(a)(ii)(B) above.

(d)          Anything in this Agreement to the contrary notwithstanding, any action taken by either of the Storm Recovery Bond Trustee or the Energy Transition Bond Trustee to appoint a Replacement Servicer or designate the Designated Account pursuant to this Section 4 shall be subject to the Rating Agency Condition and the consent, if required by applicable law or the Financing Order (as defined in the applicable Indenture), of the Louisiana Public Service Commission.  For the purposes of this Agreement, the “Rating Agency Condition” means, with respect to any action, the notification in writing to each rating agency then rating the Storm Recovery Bonds or the Energy Transition Bonds (or any tranche thereof) of such action at least 15 Business Days prior to such action, and (i) so long as S&P (as defined in the applicable Indenture) generally will provide such confirmations with respect to asset-backed securities issued by regulated electric utilities that are backed by storm recovery property, energy transition property or other types of property specifically created or defined for those securitizations by state legislatures, enactments, confirmation by S&P that such action will not result in a suspension, withdrawal or downgrade of the then-current rating by S&P of the Storm Recovery Bonds or the Energy Transition Bonds (or any tranche thereof), and (ii) that, prior to the taking of the proposed action, no rating agency then rating the Storm Recovery Bonds or the Energy Transition Bonds (or any tranche thereof) provides written notice to the Storm Recovery Bond Issuer, the Storm Recovery Bond Trustee, the Storm Recovery Charge Servicer, the Energy Transition Bond Issuer, the Energy Transition Bond Trustee, or the Energy Transition Charge Servicer, as applicable, that such action would result in the suspension, withdrawal or downgrade of the then-current rating of the Storm Recovery Bonds or the Energy Transition Bonds (or any tranche thereof). The parties hereto acknowledge and agree that the approval or the consent of S&P which may be required to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not S&P is unreasonable or arbitrary.

SECTION 5.  Sharing of Information.  The parties hereto agree to cooperate with each other and make available to each other or any Replacement Servicer any and all records and other data relevant to the Storm Recovery Property and the Energy Transition Property which it may have in its possession or may from time to time receive from the Company or any predecessor Storm Recovery Charge Servicer or Energy Transition Charge Servicer, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same.  The Company hereby consents to the release of information regarding the Company pursuant to this Section 5.

SECTION 6.  No Joint Venture.  Nothing herein contained shall be deemed as effecting a joint venture among any of the Storm Recovery Bond Issuer, the Storm Recovery Bond Trustee, the Energy Transition Bond Issuer, the Energy Transition Bond Trustee, and the Company.

SECTION 7.  Method of Adjustment and Allocation.  Notwithstanding any provision herein to the contrary, for the purpose of this Agreement only, the Energy Transition Bond Issuer and the Energy Transition Bond Trustee, each hereby consent and agree to (a) the method of adjustment of the Storm Recovery Charges in accordance with Section 4.01 of the Storm Recovery Servicing Agreement in the form attached thereto, and (b) the remittance of Storm Recovery Charges in accordance with Section 6.12 of the Storm Recovery Servicing Agreement in the form attached thereto.  Notwithstanding any provision herein to the contrary, for the purpose of this Agreement only, the Storm Recovery Bond Issuer and the Storm Recovery Bond Trustee, each hereby consent and agree to (a) the method of adjustment of the Energy Transition Charges in accordance with Section 4.01 of the Energy Transition Servicing Agreement in the form attached thereto, and (b) the remittance of Energy Transition Charges in accordance with Section 6.12 of the Energy Transition Servicing Agreement in the form attached thereto, and irrevocably waive any right to object to or enjoin such adjustment, calculation, payment or allocation.

SECTION 8.  Termination.  This Agreement shall terminate upon the payment in full of the Energy Transition Bonds, except that the understandings and acknowledgments contained in Sections 1, 2 and 3 shall survive the termination of this Agreement.

SECTION 9.  Governing Law.  This Agreement shall be governed by the laws of the State of Louisiana.

SECTION 10.  Further Assurances.  Each of the parties hereto agrees to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement.  In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement.  All releases, subordinations and other instruments submitted to the executing party are to be prepared at no expense to such party.

SECTION 11.  Limitation on Rights of Others.  This Agreement is solely for the benefit of the Storm Recovery Bond Issuer, the Storm Recovery Bond Trustee for the benefit of itself, the Energy Transition Bond Issuer, the Energy Transition Bond Trustee for the benefit of itself,  the Holders of the Storm Recovery Bonds (as defined in the Storm Recovery Indenture) and the Holders of the Energy Transition Bonds (as defined in the Energy Transition Indenture), and the Company and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12.  Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  The parties hereto agree that this Agreement may be electronically signed, that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by DocuSign or any other digital signature provider as specified in writing to the Indenture Trustee) appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Agreement may be made by facsimile, email or other electronic transmission.

SECTION 13.  Nonpetition Covenant.  Notwithstanding any prior termination of this Agreement, the Storm Recovery Indenture or the Energy Transition Indenture, each of the Storm Recovery Bond Trustee and the Energy Transition Bond Trustee agrees that it shall not, prior to the date which is one year and one day after termination of both of the Storm Recovery Indenture and the Energy Transition Indenture and payment in full of all of the Storm Recovery Bonds and the Energy Transition Bonds and all other amounts owed under the Storm Recovery Indenture and the Entergy Transition Indenture, acquiesce, petition or otherwise invoke or cause either of the Storm Recovery Bond Issuer or the Energy Transition Bond Issuer to invoke or otherwise join with any Person to invoke the process of any court or government authority for the purpose of commencing or sustaining an involuntary case against the Storm Recovery Bond Issuer or the Energy Transition Bond Issuer under any U.S. federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Storm Recovery Bond Issuer or the Energy Transition Bond Issuer for any substantial part of its respective property, or ordering the dissolution, winding up or liquidation of the affairs of the Storm Recovery Bond Issuer or the Energy Transition Bond Issuer.

SECTION 14.  Trustees.  The Bank of New York Mellon Trust Company, National Association, as Storm Recovery Bond Trustee, in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Storm Recovery Indenture.  The Bank of New York Mellon Trust Company, National Association, as Energy Transition Bond Trustee in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Energy Transition Indenture.

SECTION 15.  Pledge to Respective Trustees.  (a) Each of the parties hereto acknowledges and consents to any pledge and grant of a security interest by the Storm Recovery Bond Issuer to the Storm Recovery Bond Trustee for the benefit of the Secured Parties (as defined in the Storm Recovery Indenture) pursuant to the Storm Recovery Indenture of any or all of the Storm Recovery Bond Issuer’s rights hereunder.

(b)          Each of the parties hereto acknowledges and consents to any pledge and grant of a security interest by the Energy Transition Bond Issuer to the Energy Transition Bond Trustee for the benefit of the Secured Parties (as defined in the Energy Transition Indenture) pursuant to the Energy Transition Indenture of any or all of the Energy Transition Bond Issuer’s rights hereunder.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CLECO POWER LLC
as Company

By:
Name:
Title:

CLECO POWER LLC
as Storm Recovery Charge Servicer

By:
Name:
Title:

CLECO POWER LLC
as Energy Transition Charge Servicer

By:
Name:
Title:

CLECO POWER LLC
as Utility

By:
Name:
Title:

Cleco Securitization I LLC and Cleco Securitization II LLC Intercreditor Agreement

CLECO SECURITIZATION I LLC

By:
Name:
Title:

CLECO SECURITIZATION II LLC

By:
Name:
Title:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION,
as Storm Recovery Bond Trustee

:	By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION,
as Energy Transition Bond Trustee

By:
Name:
Title:

By:
Name:
Title:

Cleco Securitization I LLC and Cleco Securitization II LLC Intercreditor Agreement